UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report:   April 24, 2006 (Date of earliest event report)

    Palmetto Real Estate Trust
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-00179	57-0405064
(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Lane, Greenville, South Carolina (Address of principal executive offices)	29607 (Zip Code)

(864) 233-6007
(Registrant's telephone number, including area code):

    n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS

        On April 14, 2006, Mr. Riggie Ridgeway, a trustee of Palmetto Real Estate Trust (the "Trust"), resigned from his position as trustee by correspondence to the Trust dated April 12, 2006. The resignation was effective upon its receipt by the Trust. The Trust does not anticipate filling the vacancy on the board of trustees caused by Mr. Ridgeway's resignation at this time, although it may do so in the future, and the board of trustees of the Trust is now reduced to eight members.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO REAL ESTATE TRUST

Dated: April 24, 2006	By: /s/ William J. Ables William J. Ables Chief Executive Officer